Exhibit 10.2

                              LEASE AGREEMENT INDEX

NUMBER                                                                      PAGE
--------------------------------------------------------------------------------
ARTICLE 1          PRINCIPAL LEASE PROVISIONS                                 2
ARTICLE 2          PREMISES                                                   3
ARTICLE 3          TERM AND POSSESSION                                        3
ARTICLE 4          RENT                                                       4
ARTICLE 5          OPERATING EXPENSES                                         5
ARTICLE 6          SERVICES AND UTILITIES BY LANDLORD                         5
ARTICLE 7          USE AND OCCUPANCY BY TENANT                                7
ARTICLE 8          MAINTENANCE, REPAIRS AND ALTERATIONS                       7
ARTICLE 9          LIENS                                                      9
ARTICLE 10         INSURANCE                                                  9
ARTICLE 11         INDEMNIFICATION                                           11
ARTICLE 12         DAMAGE TO TENANT'S PROPERTY                               11
ARTICLE 13         DAMAGE OR DESTRUCTION                                     13
ARTICLE 14         CONDEMNATION                                              15
ARTICLE 15         ASSIGNMENT, SUBLETTING AND RECAPTURE                      15
ARTICLE 16         DEFAULT                                                   18
ARTICLE 17         ADDITIONAL RIGHTS OF LANDLORD                             21
ARTICLE 18         BANKRUPTCY                                                24
ARTICLE 19         MISCELLANEOUS                                             26
Exhibits:
    Exhibit A      Premises
    Exhibit B      Middleton Equipment List
    Exhibit C      Bank Equipment List
    Exhibit D      Signage
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                                  OFFICE LEASE

      This Lease, dated March __, 1997, is made and entered into by and between Middleton and Edwards, a Partnership ("Landlord"), and Pacific State Bank ("Tenant").

                          1. PRINCIPAL LEASE PROVISIONS

      This section sets forth certain basic terms of this Lease; however, the other Articles of this Lease contain a considerable number of adjustments and exceptions which qualify the provisions of this Article.

1.1   Building Address. 358 N. Main Street, Altaville, CA 95221

1.2   Premises. Show on floor plan attached as Exhibit "A".

1.3   Suite Number. N/A.

1.4   Floor Number. N/A.

1.5   Area of Premises. 3,500 Rentable square feet.

1.6 Initial Monthly Rental. $2,625.00 payable on the first day of each month @ $0.75 per foot.

1.7   Tenant's Percentage of Building. N/A

1.8   Lease Term. 5 Years 0 months.

1.9   Commencement Date. TBO 7-1-97.

1.10  Expiration Date. 5 years from 6-30-97.

1.11  Security Deposit. $ N/A,

1.12  Parking. Community parking.

1.13  Use of Premises. Bank.

1.14  Landlord's tenant improvements are to be determined.
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                                   2. PREMISES

2.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described in Section 1.1 and 1.2 and delineated on Exhibit "A" attached hereto and incorporated by reference herein.

2.2 PARKING. Landlord shall permit Tenant, its employees and its customers to park in the Middleton's Mark Twain Center parking area.

2.3 COMMON AREAS. Tenant shall have the nonexclusive right, in common with others, to the use of common entrances, elevators, drives, stairs, and similar access, service ways and common areas in and adjacent to the Building. Landlord may exclude any portion of the Building from the common areas provided such exclusion does not materially affect Tenant's access to the premises or parking.

                             3. TERM AND POSSESSION

3.1 TERM. The term of this Lease shall he for the term set forth in Section 1.9, or as otherwise established in letter agreement between the parties, and ending on the Expiration Date set forth in Section 1.10 unless sooner terminated as provided in this lease. In the event that Tenant is not granted possession at the commencement Date, the term of this lease shall not commence and the rent and the payment for expenses which Tenant is obligated to pay shall not commence until the Premises are available for occupancy by Tenant. In the event that the delay is due to failure of Tenant to timely provide Landlord with plans, specifications, information, approvals, consents, or the like as required hereunder, the rent shall commence to accrue on the date possession of the Premises would have been delivered to Tenant but for the delays and/or failure of Tenant. Tenant waives the provisions of Subdivision 1 of Section 1932 of the California Civil Code. If Landlord tenders possession of the Premises to Tenant prior to the Commencement Date and if Tenant elects to accept such prior tender, the term of this Lease shall commence on the date Tenant elects possession of the Premises and all of the terms, covenants and conditions of this Lease, including the payment of rent unless otherwise agreed upon, and other expenses, shall be effective as of such date. Notwithstanding the fact that the term of this Lease
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      commences earlier or later than the Commencement Date, the term of this
      Lease shall end on the Expiration Date set forth in Section 1.10.

3.2 ACCEPTANCE OF PREMISES. Tenant acknowledges neither Landlord nor any agent of Landlord has made any representation or warranty concerning the Premises or Building with respect to the suitability of either for the conduct of Tenant's business. By taking possession of the Premises, Tenant accepts the Premises in its "as is" condition and acknowledges that the Premises are in good and satisfactory condition at the time of possession except as may be otherwise described as follows: Landlord will clean carpets, wash the windows and touch up the exterior paint. In addition, the Landlord has agreed to permit the Tenant to do interior improvements, such as painting, lighting, electrical and sundry improvements necessary to occupy the space. The Landlord has agreed to give the Tenant full credit against lease payments for all expenditures used to improve the interior space of the premises after Landlord approval of expense.

3.3 QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

3.4 SECURITY DEPOSIT. The Landlord has waived any and all security deposits on said premises. The Tenant, however, will compensate Landlord for any loss or damage which Landlord may suffer by the reason of Tenant's default. Any damages that the Tenant inflicts on the premises that is beyond the normal wear and tear must be corrected or repaired prior to abandonment of the premises by the Tenant. Furthermore, any installation of equipment by the Tenant that is subsequently removed must be repaired by the Tenant if damage is created by the removal of the equipment.

                                     4. RENT

4.1 PAYMENT OF RENT. Tenant agrees to pay Landlord the monthly rental or the first day of each calendar month during the term of this Lease as rent for the Premises for
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      such month. If the term of this Lease commences other than on the first day of the month or ends other than on the last day of a month, the rent for a partial month shall be prorated based on the number of days in such month as this Lease is in effect. In addition to said Monthly Rental, Tenant agrees to pay the amount of the rental adjustments as set forth in
      Section 4.2. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment, to the address designated by Landlord. All amounts of money payable by Tenant to Landlord hereunder, if not paid by the 10th of each month, the Tenant will be assessed a 5% late fee.

4.2 MONTHLY RENTAL. The Monthly Rental for the calendar year from the Commencement Date shall be the Initial Monthly Rental as provided in
      Section 1.6. Tenant agrees that after the 30th month and for the succeeding 30 months of the Lease the rental shall be increased over the prior months rental by an amount equal to 3%. The increased amount, if any, will be paid in monthly installments payable on the first day of each and every calendar month during the following month in lawful money of the United States which Tenant agrees to pay Landlord without deductions or offsets. This payment is in addition to amounts provided to be paid under other sections of this Lease.

4.3 EFFECT OF TENANT CLOSURE. Notwithstanding anything in this Lease to the contrary, in the event of a Bank closure all laws pertaining to this Lease will be under the scrutiny of the California State Banking Department or its successor and the Federal Deposit Insurance Corporation's rulings concerning bank closures.

                              5. OPERATING EXPENSES

5.1 OPERATING EXPENSES. Tenant's obligation for payment of operating expenses are electrical, janitorial, gas and taxes.

                      6. SERVICES AND UTILITIES BY LANDLORD

6.1 SERVICES BY LANDLORD. Provided that Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the premise, the utilities and
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      services described, subject to the conditions and in accordance with the rules and regulations for the Building and with the standards set forth below:

      (a) Tenant understands and agrees that it is responsible for the utility costs assigned to its space (heat and air conditioning). In addition, the heat generated machines or equipment on the premises are those of the tenants and are to be maintained by the Tenant as well as subsequent air conditioning units attached to the premise. Cost of installation, cost of operating maintenance thereof shall be paid by the Tenant directly. Any item attached to building belongs to Landlord.

      (b) Landlord shall furnish water for sewer and lavatory purposes use at his expense.

      (c) Tenant shall provide janitorial services to the Premises at us own expense. Landlord will provide refuse and rubbish disposable services that will be available to the tenant.

6.2   CHARGE FOR EXCESS SERVICE.

      (a) the Premises for their intended purpose, or special electrical, cooling and ventilating needs created in certain areas by hybrid telephone equipment, computers and other similar equipment or uses. At Landlord's option, separate meters, wiring or circuiting, for such utilities and services may be installed for the Premises, and Tenant upon demand shall assume the full payment for any such separately metered services. The Tenant will assume full responsibility for all such utility services on the Gas and Electric Company bill for said premise. Adjustments may occur at the discretion of the Landlord for the remainder of the Lease term or any option periods

6.3 INTERRUPTION OF SERVICE. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent or damages by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor dispute of any character, governmental regulation, moratorium or other government action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other
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      cause beyond Landlord's reasonable control, nor shall any such failure, stoppage or interruption of any such service be construed either as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement. In the event any failure, stoppage or interruption thereof, however, Landlord will expedite the process to resume service promptly.

6.4 MODIFICATION OF SERVICE. Notwithstanding anything herein above to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. In the event Tenant's permitted use of the Premises results in an increase in insurance rates of the Building of which the Premises are a part, such insurance rate increases shall be charged to and payable by Tenant monthly as additional rent during the term of this Lease and any extensions hereof.

                         7. USE AND OCCUPANCY BY TENANT

7.1 USE AND OCCUPANCY. Tenant shall use and occupy the Premises for general banking and office purposes only.

7.2 FURNITURE. FIXTURES AND EQUIPMENT (FF&E). FF&E listed in Exhibit B (as presented by Landlord) to be used at the discretion of the tenant. Tenant owns and maintains FF&E as listed in Exhibit C, as certified by ValliWide Bank.

                     8. MAINTENANCE, REPAIRS AND ALTERATIONS

8.1.1 MAINTENANCE AND REPAIR. During the term of the Lease, Tenant shall at Tenant's sole cost and expense, keep the Premises and fixtures therein in good condition and repair in a quality and class equal to the original work, ordinary and reasonable wear excepted. Without limiting the foregoing, Landlord may require that any such maintenance or repairs be performed by landlord at Tenant's expense.
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      Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof except for those items which were agreed to verbally and have been presented in writing: 1, Installed at Tenant's expense and at full reimbursement by Landlord in either cash or rent credit: a) new lighting system and b) painting and decorative improvements to the building which are subject to Landlord approval. Upon surrender of the Premises to Landlord, broom clean, in as good order, condition and repair as they are on the commencement of the term of this Lease, ordinary and reasonable wear excepted.

8.1.2 DUTIES OF LANDLORD. Landlord shall repair and maintain the structural portions of the Building, including basic plumbing, and electrical systems, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, employees or invitees, in which case Tenant shall pay to landlord, upon receipt of written notice, the reasonable costs of such maintenance and repairs. In addition, the Landlord is responsible for the maintenance of the vault door, drive up teller and any such banking instruments that is listed as the ownership thereof in the attached section Landlord shall be liable for any failure to repair or maintain the Premises unless such failure persists for an unreasonable time after written notice by Tenant. Tenant retains its rights to make repairs at Landlord's expense under any laws, statute or ordinance new or hereafter in effect. There shall be abatement of rent and liability of Landlord by reason of any injury to or interference with Tenant's business caused by Landlord's maintenance, failure to maintain or repair the Premises, Building and/or Landlord owned fixtures and equipment.

8.2   ALTERATIONS.

      (a) Tenant shall not make or permit any alterations, additions, or improvements to be made to the Premises, without obtaining Landlord's prior written consent, and Landlord may impose, as a condition of such consent, any requirements that Landlord in its sole discretion deems reasonable or advisable, including but not limited to the requirement that Tenant utilize only contractors, materials, mechanics and materialmen approved by Landlord, and the
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            requirement that Tenant shall, at Tenant's sole cost and expense, furnish Landlord with a Completion Bond, if deemed necessary for the amount of work to be completed. Landlord agrees to permit the Tenant to install an ATM machine in the front of the premises. Tenant agrees to give Landlord written notice of the commencement date of any alterations, improvements or repairs to be made not later than fifteen (15) days prior to the commencement of any such work, in order to give Landlord time to post a Notice of Non-Responsibility.

      (b) All such alterations, additions or improvements, made at Tenant's sole cost and expense, shall become the property of Landlord and shall be surrendered with the Premises at the end of the lease term, except that at the termination of this Lease, Tenant may remove trade fixtures, equipment or decorative fixtures which were paid for directly by Tenant, provided Tenant repairs any damage to the remaining improvements or the Premises caused by the removal of such fixtures. Moveable furniture and equipment of Tenant shall remain the property of Tenant.

      (c) Landlord is responsible for any regulatory improvements to the premises that may be required by local, state and/or national agencies.

                                    9. LIENS

      Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the discretion of Tenant. Tenant shall cause any mechanic's lien or other liens filed against the demised Premises or Building to be released and removed within ten (10) days of such filing either by the satisfaction of such lien or by the posting of a bond. Failure by Tenant to comply with this provision shall constitute a material breach of the Lease.

                                  10. INSURANCE

10.1  TENANT'S INSURANCE.
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      (a)   during the entire terms of the Lease, Tenant shall obtain and keep in full force and effect, at its sole cost and expense, the following insurance: (i) Comprehensive general liability insurance, including: personal injury, contractual liability, independent contractors and products liability for all claims and liability arising out of the use or occupancy of the Premises with limits as appropriate to Tenant's use of the Premises but not less than $1,000,000.00; combined single limit for bodily injury and property damage; (ii) fire and extended coverage insurance with a vandalism and malicious mischief endorsement in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Tenant; and (iii) insurance against interruption of Tenant's business and loss of Tenant's business records in such amount, as appropriate to Tenant's business. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder.

      (b) All insurance policies of Tenant required by this Lease shall be with companies having a rating of not less than "A: in "Best's Insurance Guide," and such policies shall name Landlord as an additional insured. Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. All such policies shall be written as primary policies not contributing with and not in excess of the coverage which Landlord may carry. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. Tenant shall, at least twenty (20) days prior to the expiration of the policy furnish the Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to
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            blanket policies obtained by tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

10.2 WAIVER OF SUBROGATION. Landlord and Tenant hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representative of the other, on the account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

                               11. INDEMNIFICATION

      Tenant shall indemnify and hold harmless Landlord from and defend Landlord against any and all claims arising from Tenant's use of the Premises or the conduct of his business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance on Tenant's part to be performed under the terms of this Lease, or arising from my act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend Landlord at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration of Landlord, hereby assumes all risks of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever, except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted from an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims and respect thereto against Landlord.

12.   DAMAGE TO TENANT'S PROPERTY
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      Landlord or its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss or damage to any property by theft or otherwise, not for any injury or damage to persons or property resulting from fire, explosion, falling building materials, including but not limited to concrete insulation, duct work, ceiling tiles, lighting fixtures, lens or lamps, and wallboard or other wall coverings, steam, gas, electricity, water or rain, which may leak from any part of the building, or from the pipes, appliances of plumbing works therein, or from the roof, street or subsurface, or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                            13. DAMAGE OR DESTRUCTION

13.1  REPAIR OF DAMAGE.

      (a) If the Premises or the Building are damaged or destroyed by fire or other perils covered by fire, extended coverage and vandalism and malicious mischief insurance, Landlord shall pay the cost of repair for any damage or destruction of the Building or the Premises caused by the negligence or willful misconduct of Landlord, its agents or employees. The Landlord will be responsible for all repairs to the extent caused by defects in construction of the building or the negligence or willful misconduct of Landlord, its agents or employees. The Tenant is not responsible for cost of repair of any damage or destruction of the Premises, The Landlord will be responsible for damages to the property or injuries to persons in or upon the premises from any cause whatsoever expect that which is caused by failure of Tenant to observe terms and conditions of the Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims and respect thereto against Landlord. The Tenant shall pay for reasonable costs of repair or damage or destruction to the premises that are caused by the actions of the Tenant, its employees or customers utilizing the
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            facility during banking hours. If the damage occurs and forces the
            Tenant to relocate to other premises the relocations costs will be born by the Tenant due to the inability of the Tenant to operate its day to day function. Such requirement has to be notified promptly by the Tenant to the Landlord in the event the premise is unoccupiable due to any such disaster. Tenant's obligation to pay the cost of repairs for damage or destruction to the Premises or Building shall be reduced by any insurance proceeds payable to landlord for such damage or destruction but only to the extent such insurance provides for a waiver of subrogation which permits such a reduction of Tenant's obligations. Tenant shall vacate such portion of the Premises as Landlord reasonably requires to enable Landlord to repair the Premises or Building.

      (b) In the event the Premises or Building are damaged as a result of any cause other than the perils covered by fire, extended coverage and vandalism and malicious mischief insurance, then Landlord shall repair and restore the same provided the extent of destruction is less than ten percent (10%) of the then full replacement value of the Premises or Building. In the event the destruction is to an extend greater than ten percent (10%) of the then full replacement value, then Landlord shall have the sole option either (i) to repair and restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as provided in
            Section 13.2 below; or (ii) give notice to Tenant at any time within thirty (30) days after such damage, terminating this lease as of the date specified in such notice, which date shall be no less than thirty (30) nor more than sixty (60) days after giving the notice. In the event of giving such notice, this Lease shall expire and all interests of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the Premises, shall be paid up to date of such termination.

      (c) Notwithstanding anything to the contrary contained in this section, Landlord shall not have any obligation whatsoever to repair. reconstruct or restore the
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            Premises when the damages resulting from any casualty covered under this section occurs during the last - twelve (12) months of the term of this Lease or any extension thereof. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decorations, office fixture, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by Tenant. However, if the property is deemed uninhabitable the Landlord will, at their expense, pay for the Tenant's relocation costs.

13.2 ABATEMENT. The rent and other expenses paid by the Tenant under this lease shall abate. The Landlord will have responsibility to the Tenant for any damages or destruction to the Premises or the Building or any inconvenience or injury to Tenant by reason on any maintenance, repairs, alterations, decoration, additions or improvements to the Premises or the Building. Tenant does not waive the provisions as identified under subdivision 2 of Section 1932 and subdivision 4 of Section 1933 of California Civil Code. If the Premises are damaged or destroyed by fire or other perils covered by the extended coverage insurance, not caused by the negligence or willful misconduct of Tenant, its agents, employees or visitors, the Monthly Rental and the payment by Tenant of its share of Operating Expense shall abate until such damage or destruction is repaired in proportion to the reduction of the area of the Premises usable by Tenant. Except as specifically provided in this Lease, this Lease shall not terminate, Tenant shall not be released from any of its obligations under this Lease, the rent and other expenses payable by Tenant under this Lease shall not abate and Landlord shall have no liability to Tenant for any damage or destruction to the Premises or the Building or any inconvenience or injury to Tenant by reason of any maintenance, repairs, alterations, decoration, additions or improvements to the Premises or the Building. Tenant hereby waives the provisions of subdivision 2 of Section 1932 and subdivision 4 of Section 1933 of California Civil Code.

13.3 TERMINATION BY LANDLORD. If the building is damaged or destroyed, Landlord shall have the option to terminate this Lease within sixty (60) days of such damage, if Landlord reasonably determines that the cost of repair to the Building
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      exceeds 10% of the value of the Building exclusive of the land prior to such damage. If the Premises are damaged or destroyed, Landlord shall have the option to terminate the term of this Lease within sixty (60) days of the date of such damage or destruction if the cost of repair of the Premises, as reasonably determined by Landlord, exceeds the insurance proceeds estimated by Landlord to be payable to Landlord for such damage or destruction. It will terminate this Lease pursuant to this sentence. If the Landlord does not exercise their right to repair the damage or destruction within the reasonable portion of time addressed in paragraph
      13.3 the Landlord will pay for any relocation cost forced on the Tenant.

                                14. CONDEMNATION

14.1 CONDEMNATION. The term of this lease shall terminate as to die portion of the premises taken or condemned by any authority under power of eminent domain or transferred by landlord by agreement with such authority under threat of condemnation, with or without any condemnation action being instituted, as of the date such authority requests possession of such portion of the Premises. The monthly rental and the Tenant's percentage of occupancy shall be adjusted in the proportion that the square footage of the portion of the Premises taken bears to the total square footage of the premises prior to such taking. Tenant shall not be entitled to any compensation, allowance, claim or offset of any kind against the Landlord or any condemning authority, as damages or otherwise, by reason of being deprived of the Premises or by the termination of this Lease, except that Tenant shall be entitled to such portion of any separate award for any improvements to the premises paid for by Tenant in an amount not to exceed the unamortized cost of such improvements with such costs amortized over the term of this Lease without reference to any unexercised options. Any potion of the Building other than the Premises taken by eminent domain or dedicated to public use shall upon such taking or dedication be excluded from the area over which Tenant is granted rights hereunder, and this Lease shall continue in full force and effect without any reduction in rental.

                    15. ASSIGNMENT, SUBLETTING AND RECAPTURE
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15.1  CONSENT REQUIRED. Tenant shall not assign or otherwise transfer by operation of law or otherwise this Lease or any interest herein without the prior written consent of Landlord. If Tenant desires at any time to assign or otherwise transfer this Lease, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed assignee, (ii) the nature of the proposed assignee's business to be carried on in the Premises, (iii) a copy of the proposed assignment and any other agreements to be entered into concurrently with such assignment, and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee. Landlord hereby reserves the right to condition any such approval upon Landlord's determination that (i) the proposed assignee is financially responsible as a sole tenant (ii) the proposed assignee is likely to conduct a business on the Premises of a type and quality substantially equal to that conducted by Tenant (iii) the proposed used by the assignee is compatible with any existing or future use by Landlord. Tenant shall pay to Landlord a reasonable fee and Landlord's expenses in reviewing such proposed assignment in no event to be less than one hundred dollars ($100.00). This lease may not be assigned without complying with the provisions of this
      Section in reliance on any law relating to bankruptcy or debtor's rights generally unless adequate assurance of future performance is provided Landlord including adequate assurance of the source of rent and other expenses due under this Lease for the entire term of this Lease and unless the assignee and the proposed use of the premises by the assignee are consistent with the type of other tenants in the Building and the use by such tenants of their Premises.

15.2 PROHIBITIONS. Partial assignments of Tenants' interest in this Lease and the hypothecation of any of Tenant's interest in this Lease are acceptable subject to the approval of the Landlord. Tenant shall not sublease all or any portion of the Premises without approval of the Landlord. A transfer of control of Tenant shall be deemed an assignment of this lease and shall be subject to all of the provisions of this Article. The Landlord waives any consent to any sale or merger of the Tenant's business. The Landlord will have the right to consent to any assignment, encumbrance, subleasing, occupation or other transfer of said Lease. On acceptance
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      of the assignment, it will release the Tenant from any of the Tenant's obligations hereunder and will not be deemed to be a consent to any subsequent assignment, subleasing or occupation. Any sale, assignment, encumbrance or other transfer of this Lease and any subleasing or occupation of the Premises which does not comply with the provisions of this Article shall be void and shall be a default hereunder and shall, at option of the Landlord, terminate this Lease.

15.3 PAYMENTS TO LANDLORD. Tenant shall pay the Landlord promptly. The Tenant will keep any excess rents, charges or common area expenses passed on to the assignee or subtenant of the Lease. The provisions of this Section shall apply regardless of whether such assignment, subleasing or occupation is made in compliance with the term of this Lease. Any payments made to Landlord pursuant to this Section shall not cure any default under this Lease arising form such assignment, subleasing or occupation.

15.4 RECAPTURE. If Tenant requests Landlord's consent to any assignment of this Lease, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the information concerning such assignment required by Section 15.1 to terminate this Lease effective as of the date Tenant proposes to assign this Lease. On termination of this Lease by Landlord pursuant to this Section, Landlord shall pay to Tenant the unamortized cost of any tenant improvements to the Premises paid by Tenant, with such costs amortized over the term of this Lease without reference to any unexercised options.

15.5 ASSUMPTION. As a condition to Landlord's written consent as provided for in this Article, Tenant shall deliver to Landlord an executed copy of any assignment or agreement relating to the Premises. Any assignee shall assume the obligations of Tenant under this Lease. The collection or acceptance of rent or other payment by Landlord from any person other than Tenant shall not be deemed a waiver of any payment provision of this Article, the acceptance of any assignee or subtenant as the tenant hereunder or a release of Tenant from any obligation under this Lease.

15.6 EFFECT OF TENANT BANKRUPTCY. In the event of Tenant bankruptcy, the provisions of Article 18 shall be applicable. The bankruptcy rules and regulations
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      take effect in the event the Tenant subleases, assigns or transfers the lease agreement to a non-banking entity. The bankruptcy laws would prevail.

                                   16. DEFAULT

16.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

      (i) The abandonment of the Premises by Tenant, abandonment is hereby defined to include, but is not limited to any absence by Tenant from the premises for five (5) days or longer while in default of any provision of this Lease.

      (ii) The failure by Tenant to make any payment of rent or other payment required to be made by Tenant hereunder, as and when due.

      (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant other than as specified in (i) or (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California code of Civil Procedure Section 1161; provided, further, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion.

      (iv) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days; or the attachment execution or other judicial seizure of substantially all of the Tenant's assets located at the premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. In no event, however, shall this Lease or any interest in or to the Demised Premises become an asset in any such proceeding.
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      (v)   The making by Tenant of any material misstatement of fact in connection with this Lease or in connection with any assignment, subletting, occupation or use of the Premises by any other person or in any other agreement to which Landlord and Tenant are parties.

16.2 REMEDIES. On the occurrence of an event of default, Landlord may at any time thereafter, with or without notice of demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach, do the following:

      (i) Landlord may elect to maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due without terminating Tenant's right to possession of the Premises irrespective of whether Tenant shall have abandoned the Premises. Landlord shall not be deemed to have elected to terminate his Lease unless Landlord gives Tenant written notice of such election to terminate. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the premises that Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premise, such property to be stored at the cost of and for the account of Tenant. In the event of such reletting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the premises.

      (ii) Landlord may elect by written notice to Tenant to terminate this Lease at any time after the occurrence of an event of default, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the premises to Landlord. Landlord shall be entitled to reenter the Premises, remove Tenant's property therefrom ant store it for Tenant's account and at Tenant's expense (but Landlord shall not
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            be required to effect such removal), eject all persons from the
            Premises and recover all damages incurred by Landlord by reason of Tenant's default as hereinafter provided. Any such reentry shall be permitted by Tenant without hindrance and Landlord shall not thereby be liable in damages for such reentry or be guilty of trespass, forceable entry or unlawful detainer. If Landlord elects to so terminate this Lease and Tenant's right to possession are terminated by operation of law, such termination shall cancel all Tenant's options, if any, to extend or renew the term of this Lease.

16.3 DAMAGES ON TERMINATION. On termination of this Lease by reason of Tenant's default, Landlord may recover damages from tenant, in addition to all other remedies available, the following:

      (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

      (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus

      (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus

      (iv) any other amount necessary to compensate Landlord for all the detriment approximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus

      (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law.

      As used in (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. The term
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"rent" as used in the Section 16.3 shall be deemed to be and to mean the rent required to be paid by Tenant pursuant to the terms of this Lease.

16.4 NON-EXCLUSIVE REMEDIES. The remedies of Landlord set forth in this Section 16 shall not be exclusive but shall be cumulative and in addition to all rights and remedies now or hereafter provided or allowed by law or equity including, but not limited to, the right of Landlord to seek and obtain an injunction and the right of Landlord to damages in addition to those specified in Section 16.3. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law if Tenant is evicted or dispossessed for any cause of if Landlord obtains possession of the Premises by reason of the breach by Tenant of any of its obligations under this Lease.

                        17. ADDITIONAL RIGHTS OF LANDLORD

17.1  ENTRY BY LANDLORD. The Landlord waives the unconditional right to enter due to the confidential and secure nature of the Tenant's business. However, the Landlord may request entrance to the premises to inspect the same, to make repairs or to provide any necessary services that should be provided by the Landlord to Tenant hereunder. The Tenant submits such Premises to prospective purchasers or tenants to post Notices of Non-Responsibility, to alter, improve or repair the Premise or any other portion of the Building, all without being deemed guilty of an eviction of a Tenant without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, providing that the business of Tenant shall be interfered with as little as is reasonably practicable.
      For each of the aforesaid purposes, Landlord shall at all times have and retain a key in which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safe's, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said door in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord of any said means, or otherwise, shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into, or a detainer of the Premises, caused on account thereof shall be paid by Tenant. It is
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      understood and agreed that no provision within Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

17.2 TRANSFER OF LANDLORD'S INTEREST. Landlord may transfer its interest in the Premises and this Lease without the consent of Tenant, at any time and from time to time, and any such transfer or subsequent transfer shall not affect the obligations of Tenant pursuant to this Lease. Landlord's liability for performance of any covenants and obligations of Landlord under this Lease shall run with title to Landlord's interest in this Lease, and upon transfer thereof (other than an assignment or transfer as security for the benefit of any holder of an indebtedness or other obligation). Landlord shall be released from all covenants and obligations hereunder. Each transferee shall be deemed to have assumed Landlord's obligations pursuant to this Lease until transfer to and assumption by any subsequent transferee, and such assumptions shall not be deemed on itself an acknowledgment by the transferee of any then existing claims of Tenant against any prior Landlord.

17.3 DEFAULT BY LANDLORD. Landlord shall not be liable to Tenant if Landlord is unable to fulfill any of its obligations under this Lease if Landlord is prevented, delayed or curtailed from doing so by reason of any cause beyond Landlord's reasonable control. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than sixty (60) days after written notice by Tenant to Landlord, specifying Landlord's failure to perform such obligation; provided, however, that if the nature of Landlord's obligations is such that more than sixty (60) days re required for performance, then Landlord shall not be in default if Landlord commences performance within such sixty (60) day period and thereafter diligently prosecutes its efforts to satisfy such obligation. Tenant may not offset against any rent or other amount due from Tenant under this Lease any amount due or claimed to be due to Tenant from Landlord whether arising pursuant to this Lease or otherwise unless already agreed and stated in said Lease. Tenant waives the provisions of Section 1942 of the California Civil Code to the extent such Section permits a right to offset.
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17.4  SUBORDINATION. This Lease shall be subject and subordinate at all times to all ground and underlying Leases which now exist or may hereafter be executed effecting the building or the land upon which the Building is situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and Building or either thereof or on Landlord's interest or estate therein, or portion thereof, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instrument on the part of Tenant to effectuate such subordination; provided, however, that so long as Tenant is not in default, the terms of this Lease shall not be affected by termination proceedings in respect to such ground or underlying lease or foreclosure or other proceedings under such mortgages or deeds of trust, Tenant hereby agreeing, at the written request of the Landlord, under such ground or underlying lease or other purchases of the Building, in such foreclosure or other proceedings to attorn to such Landlord or to such purchaser or, at such Landlord's or such purchaser's option to enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination or this Lease to the lien or any such mortgage or mortgages or deeds of trust as may be required by Landlord. Landlord is hereby irrevocable appointed and authorized as agent and attorney in fact of Tenant to execute all subordination instruments within ten (10) days after notice from Landlord demanding the execution thereof.

17.5 ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less that ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (I) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such
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      statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

      Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance (iii) that not more than one month's rental has been paid in advance, and (iv) that the security deposit is as set forth in the Lease.

17.6 FINANCIAL INFORMATION. From time to time during the term of this Lease, Tenant shall provide Landlord with current financial information concerning Tenant. (At the execution of the new Lease.) See 1995 and 1996 Annual Report.

                                 18. BANKRUPTCY

18.1 EFFECT OF TENANT BANKRUPTCY. If Tenant files a Petition in voluntary bankruptcy under Chapter 7, Chapter 11 or Chapter 13 of the Bankruptcy Acts as then in effect, the following language will be appropriate: if the Tenant by adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not been vacated within thirty (30) days from the date thereof, or if a receiver or trustee be appointed to the Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty (30) days after the entry thereof, or if the Tenant shall assignee the Tenant's estate of effects for the benefit of creditors, or if this Lease shall otherwise, by operation of law, devolve or pass to any person or persons other than Tenant, then and in any such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease, and notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in an amount equal to the then present value of the rent reserved in this Lease for the entire residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term hereof, and neither Tenant nor any person claiming through or under Tenant, or by virtue of any statue or order of any court, shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Landlord.
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       Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph.

18.2   EFFECT OF LEASE ASSIGNMENT DURING BANKRUPTCY

18.2.1 In the event that any proceeding under the Bankruptcy Act is instituted in which Tenant is the debtor and this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et. seq., any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant with the meaning of the Bankruptcy Code. Any and all monies or other considerations, constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

18.2.2 If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et. seq. to any person or entity who shall have made a bonafide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer and (ii) the adequate assurance to be provided Landlord, to assure such person's performance under the Lease, including, without limitations, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant no later than ten (10) days prior to the date that the Tenant shall make application to the court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease on the same terms
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       and conditions and for the same consideration, if any, as the bonafide offer made by such person, less any brokerage commissions which may be payable our of the consideration to be paid by such person for such assignment of this Lease.

18.2.3 Any person or entity to which this Lease is assigned pursuant to provisions of the Bankruptcy Code, 11 U.S.C. 101 et. seq. shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute. and deliver to Landlord an instrument confirming such assumption.

                                19. MISCELLANEOUS

19.1 BROKERS. Tenant represents and warrants to Landlord that it has not had dealings with any broker or finder other than as listed in Section 1.14 in locating the Premises and that it knows of no other person who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord harmless from and against any and all claims, liabilities and expenses that Landlord may incur should such representation and warranty to incorrect. Landlord agrees to indemnify and hold Tenant harmless from any claims or liability to any broker or such person relating to the leasing of the Premises; provided, however, that Landlord shall not be obligated to Tenant for any claims or liability to any broker or other person whose identity Tenant has failed to disclose to Landlord as required by this Section.

19.2 PERFORMANCE. All payments to be made under this Lease shall be made without prior legal notice or demand unless otherwise provided herein, in legal currency of United States of America. Time is hereby made of the essence of each and every one and all of the terms, covenants and conditions to be kept, observed or performed under this Lease.

19.3 NOTICES AND COMMUNICATIONS. All notices, requests, demands, and other communications required or permitted to be given under this Lease shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally to the party to whom notice is to be given, or on the second business day following the day of mailing, if mailed to the party to whom notice to be given, by
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      first class mail, registered or certified, return receipt requested, postage prepaid and property addressed to Landlord at:

                           Middleton Mark Twain Center

      and to Tenant at the suite number of the Premises as set forth in Section 1.3, or

                               Pacific State Bank

      Either party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above. Any notice required by this Lease may constitute a notice required by Section 1161 of the California Code of Civil Procedure provided such notice otherwise complies with the requirements of such Section and
      Section 1162 of the California Code of Civil procedure.

19.4 CONFLICT OF LAWS. This Lease shall be governed by and construed pursuant to the laws of the State of California.

19.5 ATTORNEY'S FEES. If Tenant or Landlord brings any action for any damages or other relief against the other or for a declaration or determination of any matter relating to this Lease, including a suit by Landlord for the recovery of rent or other payments from Tenant or for possession of the Premises, the losing party shall pay to the successful party a reasonable sum for attorney's fees in such suit and such obligation shall be incurred on commencement of any action whether or not such action is prosecuted to judgment or final determination.

19.6 PRIOR AGREEMENT AND AMENDMENTS. This lease and any other written agreements dated as of the date of this Lease contain all the terms and conditions agreed upon by the Landlord and Tenant with respect to the Premises of the Building. All prior negotiations, correspondence and agreements are superseded by this Lease and any other contemporaneous documents, and each of the parties hereto agrees that it has not set forth in this Lease or such contemporaneous documents. This Lease may not be modified or changed except by written instrument by Landlord and Tenant.

19.7 RELATIONSHIP OF PARTIES. Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed or

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      construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, other than the relationship of Landlord and Tenant.

19.8 WAIVER. The waiver by Landlord of any breach of any tern, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way effect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed a waiver of any proceeding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such proceeding breach at the time of acceptance of such rent.

19.9 PARTIAL INDIVIDUALITY. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof.

19.10 HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with the express or implied consent of Landlord, such tenancy shall be from month to month with amount at discretion of Landlord.

19.11 SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or Estonians.

19.12 SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted heirs, representative, successors and assigns.

19.13 EXHIBITS. All exhibits referred to are attached to this Lease and incorporated by reference.
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19.14 MODIFICATION FOR LENDER. If, in connection with obtaining financing for the building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent hereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

19.15 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

19.16 SIGNS AND DIRECTORY. Landlord has the sole right to determine the type of directory, bulletin board and sign and the content of each (including, without limitation, size of letters, style, color and whether affixed or painted). See Exhibit D

19.17 EXTERIOR SIGNS. Landlord shall have the exclusive right for its signs to use the exterior walls and roof of the Building in which the Premises are located. Tenant may have two (2)' modular outdoor illuminated signs. The type and location of such sign approval is set forth in Exhibit D of this Lease. See Exhibit D

19.18 BUILDING NAME. The tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. Landlord shall have the right, without liability to Tenant for any damage or injury (all claims for damage being hereby released) and without giving rise to any claim for set-offs or abatement of rent to change the name or street address of the Building.

19.19 RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other Tenant or occupant of the Building of any said rules and regulations and all persons entering and/or using Premises at Tenant's request or with Tenant' permission.

19.20 PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at
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      Tenant's sole cost and expense and without any abatement of rent. If
      Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided.

      All sums so paid by Landlord and all necessary incidental costs together with interest thereon at an annual rate two (2) percentage points above the prime annual interest rate as listed in the West Coast edition of the Wall Street Journal in effect at the due date (but not more than the maximum rate permissible by law), from the date of such payment by Landlord shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and the Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

19.22 END OF TERM. At the termination of this Lease, Tenant shall surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit. Tenant may remove, and at Landlord's request shall remove, all of its trade fixtures, personal property and signs, provided such removal will not structurally injure the Premises, and Tenant agrees to restore the Premises to its original condition, reasonable wear and tear excepted. Any property not so removed within ten
      (10) days after termination shall be deemed abandoned by Tenant and thereafter Landlord's property which Landlord may use, remove or dispose of as Landlord sees fit without obligation to Tenant. Tenant shall reimburse Landlord for any costs incurred by Landlord in such removal or disposition or in repairing or restoring the Premise. Tenant shall further indemnify Landlord against all losses, costs and damages resulting from Tenant's failure and delay in surrendering the Premises as above provided.

19.23 IDENTIFICATION OF TENANT. If more than one person executes this Lease as Tenant (a) each of them is jointly and severally liable for the keeping, observing and
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      performing of all of the terms, convenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant and
      (b) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from or notice or refund to or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as each and all of them had so acted or so given or received such notice or refund or so signed.

19.24 TENANT AS PARTNERSHIP. If a partnership or more than one legal person executes this Lease as Tenant, (i) each partner is jointly and severally liable for keeping, observing and performing all the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (ii) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature o, any one or more of them, with respect to this Lease, including but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons constituting Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed. Termination of Tenant, if partnership, shall be deemed to be an assignment jointly to all of the partners, who shall thereafter be subject to the terms of this Lease as if each and all such former partners had initially signed this Lease as individuals.

19.25 TENANT AS CORPORATION. If tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.
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19.26 COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or government rule or regulation or any covenant, condition or restriction now in force or which may hereafter be enacted promulgated. Tenant shall, at its sole cost and expense, promptly comply with laws, statutes, ordinances and governmental rules, regulations or requirements, including such rules and regulations as the Landlord may institute, now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to, or affecting the condition, use or occupancy of the Premises excluding structural changes not related to or affected by Tenant's improvement or acts. The judgment of any court of competent jurisdiction or admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, or any rule or regulation adopted by Landlord, shall be conclusive of that fact as between the Landlord and Tenant.

20.   EXTENSION OF LEASE TERM

      The Tenant shall have the right to extend said Lease for an additional 60 month/five year period subject to the following terms:

      a. An agreed increase/decrease in monthly lease payments acceptable to the Tenant and Landlord.

      b. 90 day written notification to the Landlord that the lease term is to be extended.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth below.


TENANT:                                    LANDLORD:


By: /s/ [ILLEGIBLE]                        By: /s/ [ILLEGIBLE]
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